Earnings Supplement Third Quarter 2025 October 30, 2025

2 Forward-Looking Statements – Cautionary Language Certain statements made in this press release and in other written or oral statements made by Lincoln or on Lincoln’s behalf are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”). A forward-looking statement is a statement that is not a historical fact and, without limitation, includes any statement that may predict, forecast, indicate or imply future results, performance or achievements. Forward-looking statements may contain words like: “anticipate,” “believe,” “estimate,” “expect,” “project,” “shall,” “will” and other words or phrases with similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, trends in Lincoln’s businesses, prospective services or products, future performance or financial results and the outcome of contingencies, such as legal proceedings. Lincoln claims the protection afforded by the safe harbor for forward-looking statements provided by the PSLRA. Forward-looking statements are subject to risks and uncertainties. Actual results could differ materially from those expressed in or implied by such forward-looking statements due to a variety of factors, including: • Weak general economic and business conditions that may affect demand for our products, account balances, investment results, guaranteed benefit liabilities, premium levels and claims experience; • Adverse global capital and credit market conditions that may affect our ability to raise capital, if necessary, and may cause us to realize impairments on investments and certain intangible assets, including goodwill and the valuation allowance against deferred tax assets, which may reduce future earnings and/or affect our financial condition and ability to raise additional capital or refinance existing debt as it matures; • The inability of our subsidiaries to pay dividends to the holding company in sufficient amounts, which could harm the holding company’s ability to meet its obligations; • Legislative, regulatory or tax changes, both domestic and foreign, that affect: the cost of, or demand for, our subsidiaries’ products; the required amount of reserves and/or surplus; our ability to conduct business; our affiliate reinsurance arrangements; and restrictions on the payment of revenue sharing and 12b-1 distribution fees; • Changes in tax law or the interpretation of or application of existing tax laws that could impact our tax costs and the products that we sell; • The impact of regulations adopted by the Securities and Exchange Commission (“SEC”), the Department of Labor or other federal or state regulators or self-regulatory organizations that could adversely affect our distribution model and sales of our products and result in additional disclosure and other requirements related to the sale and delivery of our products; • The impact of new and emerging rules, laws and regulations relating to privacy, cybersecurity and artificial intelligence that may lead to increased compliance costs, reputation risk and/or changes in business practices; • Increasing scrutiny and evolving expectations and regulations regarding ESG matters that may adversely affect our reputation and our investment portfolio; • Actions taken by reinsurers to raise rates on in-force business; • Declines in or sustained low interest rates causing a reduction in investment income, the interest margins of our businesses and demand for our products; • Rapidly increasing or sustained high interest rates that may negatively affect our profitability, value of our investment portfolio and capital position and may cause policyholders to surrender annuity and life insurance policies, thereby causing realized investment losses; • The impact of the implementation of the provisions of the European Market Infrastructure Regulation relating to the regulation of derivatives transactions; • The initiation of legal or regulatory proceedings against us, and the outcome of any legal or regulatory proceedings, such as: adverse actions related to present or past business practices common in businesses in which we compete; adverse decisions in significant actions including, but not limited to, actions brought by federal and state authorities and class action cases; new decisions that result in changes in law; and unexpected trial court rulings; • A decline or continued volatility in the equity markets causing a reduction in the sales of our subsidiaries’ products; a reduction of asset-based fees that our subsidiaries charge on various investment and insurance products; and an increase in liabilities related to guaranteed benefit riders, which are accounted for as market risk benefits, of our subsidiaries’ variable annuity products; • Ineffectiveness of our risk management policies and procedures, including our various hedging strategies; • A deviation in actual experience regarding future policyholder behavior, mortality, morbidity, interest rates or equity market returns from the assumptions used in pricing our subsidiaries’ products and in establishing related insurance reserves, which may reduce future earnings; • Changes in accounting principles that may affect our consolidated financial statements; • Lowering of one or more of our debt ratings issued by nationally recognized statistical rating organizations and the adverse effect such action may have on our ability to raise capital and on our liquidity and financial condition; • Lowering of one or more of the insurer financial strength ratings of our insurance subsidiaries and the adverse effect such action may have on the premium writings, policy retention, and profitability of our insurance subsidiaries and liquidity; • Significant credit, accounting, fraud, corporate governance or other issues that may adversely affect the value of certain financial assets, as well as counterparties to which we are exposed to credit risk, requiring that we realize losses on financial assets; • Interruption in or failure of the telecommunication, information technology or other operational systems of the company or the third parties on whom we rely or failure to safeguard the confidentiality or privacy of sensitive data on such systems, including from cyberattacks or other breaches in security of such systems; • The effect of acquisitions and divestitures, including the inability to realize the anticipated benefits of acquisitions and dispositions of businesses and potential operating difficulties and unforeseen liabilities relating thereto, as well as the effect of restructurings, product withdrawals and other unusual items; • The inability to realize or sustain the benefits we expect from, greater than expected investments in, and the potential impact of efforts related to, our strategic initiatives; • The adequacy and collectability of reinsurance that we have obtained; • Pandemics, acts of terrorism, war or other man-made and natural catastrophes that may adversely impact liabilities for policyholder claims and adversely affect our businesses and the cost and availability of reinsurance; • Competitive conditions, including pricing pressures, new product offerings and the emergence of new competitors, that may affect the level of premiums and fees that our subsidiaries can charge for their products; • The unknown effect on our subsidiaries’ businesses resulting from evolving market preferences and the changing demographics of our client base; and • The unanticipated loss of key management or wholesalers. The risks and uncertainties included here are not exhaustive. Our most recent Form 10-K, as well as other reports that we file with the SEC, include additional factors that could affect our businesses and financial performance. Moreover, we operate in a rapidly changing and competitive environment. New risk factors emerge from time to time, and it is not possible for management to predict all such risk factors. Further, it is not possible to assess the effect of all risk factors on our businesses or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. In addition, Lincoln disclaims any obligation to correct or update any forward-looking statements to reflect events or circumstances that occur after the date of this press release. The reporting of Risk-Based Capital (“RBC”) measures is not intended for the purpose of ranking any insurance company or for use in connection with any marketing, advertising or promotional activities.

3 1 Represents Adjusted Operating Income Available to Common Stockholders, excluding significant items. See Non-GAAP Financial Measures Appendix for definition and reconciliations. 2 Excludes the $(29M) unfavorable impact of the annual assumption review. 3 See Non-GAAP Financial Measures Appendix for definition and reconciliation. 3Q25 Scorecard Annuities Account Balances $174B Record quarter for ending account balances, net of reinsurance Adjusted Operating Income1 +13% YoY Diversified earnings mix supported profitable growth Group Protection Premium Growth +5% YoY Supported by prior-year sales and strong persistency Leverage Ratio3 -320bps YoY Equity growth drove improvement RPS Net Flows $755M Driven by strong first-year sales Life Insurance Operating Income2 $54M Continued progress in repositioning for profitability

3Q25 Key Messages

Lincoln Financial

Broadening momentum resulted in fifth consecutive quarter of YoY earnings growth

- Adjusted operating income[1] increased 13% YoY, supported by a diversified business mix.
- Life Insurance earnings of $54M[2] driven by stable mortality and higher investment income.
- Annuities and Retirement Plan Services earnings reflected strong account balance growth.

Significant sales growth driven by execution of targeted strategies across all businesses

- Annuities total sales of $4.5B driven by a diversified and balanced mix.
- Life Insurance sales more than doubled YoY, primarily driven by executive benefits.
- Retirement Plan Services achieved first-year sales of $2.4B, up almost 50% YoY.
- Group Protection sales up 38% YoY, broadly diversified across segments and products.

Maintained capital strength while executing on targeted capital deployment actions

- Estimated RBC ratio[3] >420%, well in excess of 20pp capital buffer above 400% target.
- Leverage ratio[4] improved 320bps YoY to 25.2%, driven primarily by equity growth.
- Continued to scale FABN program; moved to full retention of fixed annuity business.

$ in millions	After-tax	Per share
Adjusted Operating Income, ex. sig and norm. items	**$397**	**$2.04**
Significant items		
Assumption Review		
Annuities	$(8)	$(0.04)
Life	$(29)	$(0.15)
Group Protection	$39	$0.20
Total impact	$2	$0.01
Normalizing item		
Alternative investment income compared to our 10% long-term return target	$(2)	(0.01)
Adjusted Operating Income[5]	**$397**	**$2.04**

[1] Represents Adjusted Operating Income Available to Common Stockholders, excluding significant items. See Non-GAAP Financial Measures Appendix for definition and reconciliations. [2] Excludes the $(29M) unfavorable impact of the annual assumption review. [3] The RBC ratio is calculated as of December 31 annually, but is reported in the March statutory reporting, and as such, the ratio presented is considered an estimate based on information known at the time of reporting. [4] See Non-GAAP Financial Measures Appendix for definition and reconciliations. [5] Represents Adjusted Operating Income Available to Common Stockholders. See Non-GAAP Financial Measures Appendix for definition and reconciliation.

4

3Q25 Earnings Drivers

$ in millions

Annuities

Operating Income[1]


$300
$318
3Q24
3Q25

Primary Drivers

+
- Favorable equity markets
- Higher spread income
- Favorable tax items

−
- Traditional variable annuity outflows

Group Protection

Operating Income[1]


$110
$110
3Q24
3Q25

Primary Drivers

+
- Favorable life experience

−
- LTD resolutions

Retirement Plan Services

Operating Income


$44
$46
3Q24
3Q25

Primary Drivers

+
- Favorable equity markets
- Spread expansion

−
- Stable value outflows

Life Insurance

Operating Income[1]


$14
$54
3Q24
3Q25

Primary Drivers

+
- Stable mortality
- Higher investment income
- Lower net G&A expenses

[1] Excludes the impact of the annual assumption review in 3Q25 of $(8)M in Annuities, $39M in Group Protection, and $(29)M in Life, and 3Q24 of $1M in Annuities, $(1)M in Group Protection, and $8M in Life.

5

6 $165 $164 $158 $168 $174 Key Highlights Operating Income1 ($M) Sales ($B) • Operating income1 increased 6% YoY, primarily driven by favorable equity markets, higher spread income, and favorable tax items. • Total sales of $4.5B increased 32% YoY, with spread-based products comprising more than 60% of total sales. • Account balances2 grew 5% YoY, driven by RILA growth and favorable equity markets, resulting in a record ending balance. Key Priorities Ending Account Balances2 ($B) Return on Average Account Balances1,2 • Grow our addressable market by expanding our presence in spread-based products. • Increase market competitiveness through development of new products and features. • Optimize general account to support spread expansion. 6% 6% 7% 6% 7% 20% 21% 21% 22% 22% 30% 30% 30% 29% 29% 44% 43% 42% 43% 42% 3Q24 4Q24 1Q25 2Q25 3Q25 Fixed RILA VA w/o GLBs VA w/ GLBs Annuities 0.74% 0.73% 0.71% 0.72% 0.75% 3Q24 4Q24 1Q25 2Q25 3Q25 $300 $303 $290 $287 $318 3Q24 4Q24 1Q25 2Q25 3Q25 30% 15% 23% 30% 31% 36% 35% 34% 36% 32%14% 16% 14% 11% 13%20% 34% 29% 23% 24% 3Q24 4Q24 1Q25 2Q25 3Q25 Fixed RILA VA w/o GLB VA w/ GLB $4.0 $3.4 1 Excludes $(8)M in 3Q25 and $1M in 3Q24 related to annual assumption review. 2 Net of reinsurance. $3.7 $3.8 $4.5

7 Key Highlights Operating Income1 ($M) Sales ($M) • Operating income1 in line with prior-year quarter, as favorable life experience was offset by unfavorable LTD resolutions. • Total sales up 38% YoY, driven by disciplined growth across market segments and products. • Premiums were 5% higher YoY driven by robust prior-year sales and strong persistency. Key Priorities Premiums and Margin1,2 ($M) Loss Ratios1,2 • Diversify across market segments with an emphasis on growing presence in local markets. • Expand and deepen product portfolio with a focus on growth in supplemental health. • Continued pricing discipline focused on profitable growth while investing in capabilities to improve the customer experience. $1,288 $1,274 $1,371 $1,386 $1,357 8.4% 7.4% 12.5% 8.5% 11.4% 8.1% 1.0% 3.0% 5.0% 7.0% 9.0% 11.0% 13.0% 15.0% $- $200 $400 $600 $800 $1,000 $1,200 $1,400 3Q24 4Q24 1Q25 2Q25 3Q25 Premiums Margin Margin, ex. Experience Refund Group Protection 43% 54% 31% 38% 40% 31% 37% 24% 30% 35%26% 9% 45% 32% 25% 3Q24 4Q24 1Q25 2Q25 3Q25 Disability Life Supp Health / Dental 72% 65% 75% 67% 65% 71% 75% 70% 67% 77% 3Q24 4Q24 1Q25 2Q25 3Q25 Life Disability $467 $84 1 Excludes $39M in 3Q25 and $(1)M in 3Q24 related to annual assumption review. 2 Excludes the after-tax impact of the $15M experience refund in 2Q25. 3 Life loss ratio includes supplemental health. 3 3Q24 4Q24 1Q25 2Q25 3Q25 Operating Income Experience Refund $110$110 $107 $101 $157 $173 $187 $116

8 Retirement Plan Services Key Highlights Operating Income ($M) First-year Sales ($B) • Operating income increased by 5% YoY, driven by favorable equity markets and spread expansion, partially offset by stable value outflows. • First-year sales of $2.4B, up almost 50% YoY; positive net flows of $755M. • Ending account balances were up 8% YoY, supported by favorable equity markets. Key Priorities Ending Account Balances ($B) Net G&A Expenses ($M) • Growth in core recordkeeping and institutional market segments through our differentiated service model. • Expand access to retirement solutions by leveraging distribution relationships and product innovation. • Increase operational and expense efficiencies to drive down our cost per participant and improve profitability. 79% 79% 79% 80% 81% 21% 21% 21% 20% 19% $114 $113 $109 $116 $123 3Q24 4Q24 1Q25 2Q25 3Q25 General Account Separate Account and Mutual Funds $44 $43 $34 $37 $46 3Q24 4Q24 1Q25 2Q25 3Q25 $81 $82 $81 $80 $80 3Q24 4Q24 1Q25 2Q25 3Q25 27% 45% 31% 32% 22% 62% 35% 44% 26% 62% 11% 20% 25% 42% 16% 3Q24 4Q24 1Q25 2Q25 3Q25 Sm. Market Mid-Large Market Stable Value/Other $1.7 $1.3 $1.1 $1.2 $2.4

Life Insurance

Lincoln Financial

Key Highlights

- Operating income[1] improved by $40M YoY, driven by stable mortality, higher investment income, and lower net G&A expenses.
- Total sales more than doubled YoY as focus on risk-sharing products drove growth in executive benefits and other life products.
- Net G&A expenses declined 4% YoY, reflecting the benefits of improved operational efficiency.

Operating Income (Loss)[1] ($M)



$14
$6
$8
$7
$(22)
$(15)
$(1)
$(15)
$(16)
$32
$32
$54
$56
$(2)
3Q24
4Q24
1Q25
2Q25
3Q25
Underlying Earnings
Alts Above Target
Alts Below Target

Sales ($M)



$122
15%
85%
$119
20%
80%
$97
18%
82%
$121
28%
72%
$298
67%
33%
3Q24
4Q24
1Q25
2Q25
3Q25
Core
Executive Benefits

Key Priorities

- Optimize product portfolio to support pivot toward products with more stable cash flows and higher risk-adjusted returns.
- Continue efforts to reduce expense base to drive cost efficiency and earnings growth.
- Maintain focus on optimizing the legacy in force and increase earnings.

Net Death Benefits ($M)



$663
$638
$706
$690
$610
$684
$690
$621
$713
$650
3Q24
4Q24
1Q25
2Q25
3Q25
Net death benefits
Death claims ceded

Net G&A Expenses ($M)



$126
$129
$119
$122
$121
3Q24
4Q24
1Q25
2Q25
3Q25

[1] Excludes $(29)M in 3Q25 and $8M in 3Q24 related to annual assumption review.

9

10 Key Highlights Operating Loss and Preferred Dividend ($M) Interest Expense ($M) • Operating loss modestly higher than recent trend driven by project investments. • Interest expense decreased $7M YoY, reflecting lower average outstanding debt and a decline in rates on floating rate debt. • Leverage ratio improved by 320 basis points driven by equity growth. Key Priorities Other Expenses ($M) Leverage Ratio1 • Reduce leverage ratio through continued growth in capital and opportunistic deleveraging. • Continued focus on operational efficiency, including the conclusion of Spark initiative-related projects in 2025. Other Operations ($84) ($95) ($95) ($91) ($99) ($34) ($11) ($34) ($11) ($34) 3Q24 4Q24 1Q25 2Q25 3Q25 Operating Loss Preferred Dividend $86 $83 $80 $81 $79 3Q24 4Q24 1Q25 2Q25 3Q25 28.4% 27.8% 27.5% 25.6% 25.2% 3Q24 4Q24 1Q25 2Q25 3Q25 $66 $68 $66 $56 $72 3Q24 4Q24 1Q25 2Q25 3Q25 1 See Non-GAAP Financial Measures Appendix for definition and reconciliations.

Investment Portfolio

Lincoln Financial

Key Highlights

- Well-diversified portfolio with 97% investment-grade-rated assets.
- Achieved a 5.9% new money yield; ~130bps above the portfolio yield, driven by the rate environment and our investment strategy optimization.
- Our diversified alternatives portfolio delivered a 2.5% quarterly return or 10% annualized return, essentially in-line with our long-term expectation of 10%.

Investment Portfolio ($B)



$118
9%
3%
18%
14%
18%
38%
$119
9%
3%
18%
15%
17%
38%
$119
8%
3%
18%
15%
18%
38%
$122
9%
3%
18%
16%
17%
37%
$126
11%
3%
18%
15%
17%
36%
3Q24
4Q24
1Q25
2Q25
3Q25
Public Corps
Private Corps
Structured
Mortgage Loans[1]
Alts
Other[2]

Rated Assets Portfolio Quality



3%
35%
62%
3%
35%
62%
3%
35%
62%
3%
34%
63%
3%
35%
62%
3Q24
4Q24
1Q25
2Q25
3Q25
NAIC 1/CM1
NAIC 2/CM2
NAIC 3-6/CM3-7

Key Priorities

- Leveraging the sourcing capabilities and security selection of our multi-manager platform for portfolio construction.
- Optimizing our new money strategy with focus on maintaining diversification and high quality while capitalizing on less liquid assets and structured asset class premiums.
- Achieving attractive risk-adjusted alternative investment returns.

New Money Yields



6.4%
6.2%
6.0%
6.1%
5.9%
4.53%
4.55%
4.57%
4.61%
4.64%
3Q24
4Q24
1Q25
2Q25
3Q25
Portfolio Yield
New Money Yield

Alternative Investment Income ($M), Pre-Tax



$100
$105
$75
$101
$101
2.7%
2.8%
1.9%
2.5%
2.5%
3Q24
4Q24
1Q25
2Q25
3Q25
% Returns, Unannualized

[1] Mortgage Loans include CMLs and RMLs.
[2] Other includes municipals, cash, COLI assets, common and preferred stock, sovereign government and UST/agency.

11

12 Appendix

13 Investment portfolio High quality and well-diversified portfolio1 Industrial Other 2% Energy 2% Municipal 2% Communications 2% Basic Industry 2% Transportation 3% Alts 3% Technology 3% Consumer Cyclical 5% Capital Goods 4% Other2 10% Utilities 9% Consumer Non- Cyclical 10% Financials 6% Banking 4% Structured 15% CMLs 14% RMLs 4% The portfolio is well-positioned • Long-term investment strategy is tightly aligned with our liability profile and positioned for various economic cycles. • 97% investment grade, the portfolio remains high quality, providing flexibility to further add incremental yield. • Well positioned to further optimize the portfolio asset allocation given high-quality asset mix and shift toward shorter duration liabilities. $126B Average A- Rated Portfolio allocation by asset class 1 Data on slide is as of September 30, 2025. 2 Other includes cash, COLI assets, common and preferred stock, sovereign government and UST/agency. Note: All information regarding LNC’s investment portfolio in this earnings supplement excludes assets related to certain modified coinsurance and coinsurance with funds withheld transactions. The modified coinsurance and funds withheld reinsurance agreements investment portfolio has counterparty protections in place including investment guidelines, as well as additional support including trusts and letters of credit that were established to meet LNC’s risk management objectives.

14 Non-GAAP Financial Measures Appendix

15 Non-GAAP Financial Measures Non-GAAP Financial Measures Non-GAAP financial measures do not replace the most directly comparable GAAP measures. Reconciliations of the following non-GAAP financial measures to the most directly comparable GAAP financial measures or calculations of such measures, as applicable, are presented herein beginning on slide 17. Adjusted Income (Loss) From Operations Adjusted income (loss) from operations is GAAP net income (loss) excluding the effects of the following items, as applicable: • Items related to annuity product features, which include changes in market risk benefits (“MRBs”), changes in the fair value of the related hedge instruments inclusive of income allocated to support the cost of hedging or future benefits, and changes in the fair value of the embedded derivative liabilities and the associated index options for our indexed annuity products (collectively, “net annuity product features”); • Items related to life insurance product features, which include changes in the fair value of derivatives we hold as part of variable universal life insurance (“VUL”) hedging, changes in reserves resulting from benefit ratio unlocking associated with the impact of capital markets, and changes in the fair value of the embedded derivative liabilities of our indexed universal life insurance (“IUL”) contracts and the associated index options we hold to hedge them (collectively, “net life insurance product features”); • Credit loss-related adjustments on fixed maturity available-for-sale (“AFS”) securities, mortgage loans on real estate and reinsurance-related assets (“credit loss-related adjustments”); • Changes in the fair value of equity securities and certain other investments, the impact of certain derivatives, and realized gains (losses) on sales, disposals and impairments of financial assets (collectively, “investment gains (losses)”); • Changes in the fair value of reinsurance-related embedded derivatives, trading securities and mortgage loans on real estate electing the fair value option (“changes in the fair value of reinsurance-related embedded derivatives, trading securities and certain mortgage loans”); • Income (loss) from the initial adoption of new accounting standards, accounting policy changes and new regulations, including changes in tax law; • Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance; • Losses from the impairment of intangible assets and gains (losses) on other non-financial assets; • Income (loss) from discontinued operations; • Other items, which include the following: certain legal and regulatory accruals; severance expense related to initiatives that realign the workforce; transaction, integration and other costs related to mergers and acquisitions including the acquisition or divestiture, through reinsurance or other means, of businesses or blocks of business, and certain other corporate initiatives; mark-to-market adjustment related to the LNC stock component of our deferred compensation plans (“deferred compensation mark-to-market adjustment”); gains (losses) on modification or early extinguishment of debt; and impacts from settlement or curtailment of defined benefit obligations; and • Income tax benefit (expense) related to the above pre-tax items, including the effect of tax adjustments such as changes to deferred tax valuation allowances. Adjusted income (loss) from operations available to common stockholders is defined as after-tax adjusted income (loss) from operations less preferred stock dividends.

16 Non-GAAP Financial Measures, Cont’d Management believes that the use of the non-GAAP financial measures adjusted income (loss) from operations, adjusted income (loss) from operations available to common stockholders (or adjusted operating income) and adjusted income (loss) from operations per diluted share available to common stockholders is helpful to investors in evaluating the company’s performance. Management believes that excluding the following items from adjusted income (loss) from operations enhances understanding of the underlying trends and long-term performance of the company’s business. Management excludes “net annuity product features” as this adjustment primarily represents the difference between the valuation of reserves and the valuation of derivatives utilized for hedging our variable annuity and indexed annuity products, which can fluctuate significantly from period to period based on changes in equity markets and interest rates. This difference is due to the hedge focus on managing risks to statutory capital as opposed to the GAAP reserves. Management excludes “net life insurance product features” for similar reasons. In addition, management excludes “credit loss-related adjustments” and “investment gains (losses)” as the timing of changes in allowances or sales of credit-impaired investments depends largely on market credit cycles and can vary considerably from period to period and the timing of other sales of investments that would result in gains or losses is driven by market conditions, including interest rates, and other factors. Management excludes “changes in the fair value of reinsurance-related embedded derivatives, trading securities and certain mortgage loans” as this adjustment represents the economics of investments in underlying funds withheld portfolios supporting reinsurance agreements that have been transferred to third-party reinsurers, which is not indicative of our ongoing results. Finally, management excludes from adjusted income (loss) from operations certain additional items (as set forth in the definition above) that are not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in most instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. Management believes excluding these items better explains the results of the company’s ongoing businesses in a manner that allows for enhanced understanding of underlying trends, company performance and business fundamentals. Adjusted Stockholders' Equity Adjusted stockholders’ equity is stockholders’ equity, excluding AOCI, preferred stock, changes in MRBs, guaranteed living benefit (“GLB”) and guaranteed death benefit (“GDB”) hedge instruments gains (losses), and the difference between amounts recognized in net income (loss) on reinsurance-related embedded derivatives and the underlying asset portfolios (“reinsurance-related embedded derivatives and portfolio gains (losses)”). Management believes this metric is useful to investors to analyze our net worth because it eliminates the effect of market movements that can fluctuate significantly from period to period, primarily related to changes in equity markets and interest rates. Stockholders’ equity is the most directly comparable GAAP measure. Leverage Ratio Leverage ratio is a measure that we use to monitor the level of our debt relative to our total capitalization. Debt used in this metric reflects total debt and preferred stock adjusted for certain items. Total capitalization reflects debt used in the numerator of this ratio and stockholders' equity adjusted for certain items.

Reconciliation of Net Income (Loss) Available to Common Stockholders to Adjusted Income (Loss) from Operations Available to Common Stockholders

Unaudited (millions of dollars, except per share data)

	For the Three Months Ended				
	9/30/24	12/31/24	3/31/25	6/30/25	9/30/25
Net Income					
Net income (loss) available to common stockholders – diluted	$ (562)	$ 1,675	$ (756)	$ 688	$ 411
Less:					
Preferred stock dividends declared	(34)	(11)	(34)	(11)	(34)
Net income (loss)	(528)	1,686	(722)	699	445
Less:					
Net annuity product features, pre-tax [1]	(381)	1,187	(1,092)	405	410
Net life insurance product features, pre-tax	(125)	46	42	(58)	(22)
Credit loss-related adjustments, pre-tax	(88)	(28)	(28)	(25)	(38)
Investment gains (losses), pre-tax	(105)	(67)	(103)	(81)	(35)
Changes in the fair value of reinsurance-related embedded derivatives, trading securities and certain mortgage loans, pre-tax [2]	(446)	587	(90)	14	(191)
Gains (losses) on other non-financial assets – sale of subsidiaries/businesses, pre-tax [3]	(2)	—	—	—	—
Other items, pre-tax [4][5][6][7][8]	(19)	(32)	(35)	75	(105)
Income tax benefit (expense) related to the above pre-tax items	246	(350)	270	(69)	(5)
Total adjustments	(920)	1,343	(1,036)	261	14
Adjusted income (loss) from operations	392	343	314	438	431
Add:					
Preferred stock dividends declared	(34)	(11)	(34)	(11)	(34)
Adjusted income (loss) from operations available to common stockholders	$ 358	$ 332	$ 280	$ 427	$ 397
Earnings (Loss) Per Common Share – Diluted					
Net income (loss) (diluted)	$ (3.29)	$ 9.63	$ (4.41)	$ 3.80	$ 2.12
Adjusted income (loss) from operations (diluted)	2.06	1.91	1.60	2.36	2.04

Refer to following slide 18 for footnotes to table.

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18 Reconciliation of Net Income (Loss) Available to Common Stockholders to Adjusted Income (Loss) from Operations Available to Common Stockholders (continued from previous slide) Unaudited (millions of dollars) (1) Includes changes in MRBs of $(666) million, $1,282 million, $(1,302) million, $932 million and $337 million; changes in the fair value of the related hedge instruments inclusive of income allocated to support the cost of hedging or future benefits of $188 million, $(212) million, $268 million, $(605) million and $30 million; and changes in the fair value of the embedded derivative liabilities and the associated index options for our indexed annuity products of $97 million, $117 million, $(58) million, $78 million and $43 million for the third quarter of 2024, fourth quarter of 2024, first quarter of 2025, second quarter of 2025 and third quarter of 2025. (2) Includes primarily changes in the fair value of the embedded derivative related to the fourth quarter 2023 reinsurance transaction. (3) Relates to the sale of our wealth management business, which provided approximately $650 million of statutory capital benefit. (4) For the fourth quarter of 2024, includes certain legal accruals of $(15) million and regulatory accruals of $(12) million related to estimated state guaranty fund assessments net of estimated state premium tax recoveries; for the third quarter of 2025, includes certain legal accruals of $(9) million. (5) Includes severance expense related to initiatives to realign the workforce of $(16) million, $(2) million, $(6) million, $(2) million and $(5) million in the third quarter of 2024, fourth quarter of 2024, first quarter of 2025, second quarter of 2025 and third quarter of 2025, respectively. (6) Includes transaction, integration and other costs related to mergers, acquisitions, divestitures and certain other corporate initiatives consisting of $(2) million, $(1) million and $(20) million in the third quarter of 2024, fourth quarter of 2024 and first quarter of 2025, respectively, related to the sale of our wealth management business; $(18) million in the second quarter of 2025 primarily related to the Bain Capital transaction; $(55) million in the third quarter of 2025 of transaction costs related to restructuring certain captive reinsurance subsidiaries; and $(22) million in the third quarter of 2025 related to Life Insurance segment persistency optimization. (7) Includes deferred compensation mark-to-market adjustment of $(1) million, $(2) million, $(9) million, $1 million and $(14) million in the third quarter of 2024, fourth quarter of 2024, first quarter of 2025, second quarter of 2025 and third quarter of 2025, respectively. (8) Includes gains on early extinguishment of debt of $94 million in the second quarter of 2025.

19 Reconciliation of Adjusted Income (Loss) from Operations Available to Common Stockholders to Adjusted Income (Loss) from Operations Available to Common Stockholders, excluding Significant Items Unaudited (millions of dollars) For the Three Months Ended 9/30/24 12/31/24 3/31/25 6/30/25 9/30/25 Adjusted income from operations available to common stockholders1 $358 $332 $280 $427 $397 Less significant items: Annual assumption review (8) - - - (2) Total significant items (8) - - - (2) Adjusted income from operations available to common stockholders, excluding significant items $350 $332 $280 $427 $395 (1) See reconciliation to Net Income (Loss) Available to Common Stockholders on slide 17.

Leverage Ratio

Unaudited (millions of dollars)

	As of or For the Three Months Ended				
	9/30/24	12/31/24	3/31/25	6/30/25	9/30/25
Leverage Ratio					
Short-term debt	$ 300	$ 300	$ —	$ —	$ —
Long-term debt	5,897	5,856	5,868	5,767	5,772
Total debt	6,197	6,156	5,868	5,767	5,772
Preferred stock	986	986	986	986	986
Total debt and preferred stock	7,183	7,142	6,854	6,753	6,758
Less:					
Operating debt [1]	867	868	868	868	868
Pre-funding of upcoming debt maturities	300	300	—	—	—
25% of capital securities and subordinated notes	302	302	302	247	247
50% of preferred stock	493	493	493	493	493
Carrying value of fair value hedges and other items	153	111	122	119	119
Total numerator	$ 5,068	$ 5,068	$ 5,069	$ 5,026	$ 5,031
Adjusted stockholders' equity [2]	$ 11,967	$ 12,367	$ 12,569	$ 13,873	$ 14,180
Add:					
25% of capital securities and subordinated notes	302	302	302	247	247
50% of preferred stock	493	493	493	493	493
Total numerator	5,068	5,068	5,069	5,026	5,031
Total denominator	$ 17,830	$ 18,230	$ 18,433	$ 19,639	$ 19,951
Leverage ratio	28.4 %	27.8 %	27.5 %	25.6 %	25.2 %

[1] We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee universal life insurance and term policies.

[2] See reconciliation to stockholders' equity on slide 21.

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21 Reconciliation of Stockholders’ Equity to Adjusted Stockholders’ Equity Unaudited (millions of dollars) As of or For the Three Months Ended 9/30/24 12/31/24 3/31/25 6/30/25 9/30/25 Stockholders’ Equity, End-of-Period Stockholders’ equity $ 9,013 $ 8,269 $ 8,193 $ 9,548 $ 10,452 Less: Preferred stock 986 986 986 986 986 AOCI (2,682) (5,036) (4,306) (4,392) (3,839) Stockholders’ equity, excluding AOCI and preferred stock 10,709 12,319 11,513 12,954 13,305 Changes in MRBs 2,147 3,165 2,133 2,869 3,136 GLB and GDB hedge instruments gains (losses) (2,763) (3,062) (2,993) (3,602) (3,706) Reinsurance-related embedded derivatives and portfolio gains (losses) (642) (151) (196) (186) (305) Adjusted stockholders’ equity $ 11,967 $ 12,367 $ 12,569 $ 13,873 $ 14,180